Exhibit 99.1

Global Credit Union

Media Contact

Tim Woolston

Senior Vice President, Marketing

907-317-9454

t.woolston@globalcu.org

First Financial Northwest, Inc.
Investor Contacts

Joseph W. Kiley III

President and Chief Executive Officer

Rich Jacobson

Executive Vice President and Chief Financial Officer

425-255-4400

Global Federal Credit Union and First Financial Northwest, Inc. Announce
Expected Closing Date for Transaction

Anchorage, Alaska and Renton, Washington – March 14, 2025 – Global Federal Credit Union (“Global”) and First Financial Northwest, Inc. (the “Company”) (NASDAQ GS: FFNW), the holding company for First Financial Northwest Bank (the “Bank”), jointly announced today they have set the expected closing date for Global’s acquisition of substantially all of the assets and assumption of substantially all of the liabilities (including deposit liabilities) of the Bank (the “Asset Sale”), on the terms and subject to the conditions of the Purchase and Assumption Agreement, dated as of January 10, 2024, by and among the Company, the Bank and Global (the “Agreement”). The Asset Sale is expected to be completed on April 11, 2025, subject to the satisfaction or waiver of the remaining closing conditions set forth in the Agreement.

Following the Asset Sale, the Company will take all necessary action to wind up its affairs, distribute its remaining net assets, including the remaining net cash proceeds from the purchase price paid by Global in the asset sale, to the shareholders of the Company, and dissolve under applicable Washington law. The cash consideration to Company shareholders is expected to be paid out in multiple distributions. An initial distribution to Company shareholders is expected to occur as soon as practicable after the completion of the transaction.

Global will operate the locations of the Bank as a separately branded division of Global until the system and brand integration is completed later in 2025.

About Global Federal Credit Union

Global Federal Credit Union is a not-for-profit, member-owned financial cooperative with the mission of enriching lives through world-class financial services. Global was founded in 1948 at the Alaska Air Depot, and now serves more than 750,000 members online and more than 70 branches across Washington, Alaska, Idaho, California, Arizona, as well as branches on three U.S. military installations in Italy. Learn more at globalcu.org.

About First Financial Northwest

First Financial Northwest, Inc. is the parent company of First Financial Northwest Bank, an FDIC-insured Washington State-chartered commercial bank headquartered in Renton, Washington, serving the Puget Sound Region through 15 full-service banking offices. Visit ffnwb.com and click on the “Investor Relations” link at the bottom of the page for more information.

Forward-looking statements:

When used in this press release and in other documents filed with or furnished to the Securities and Exchange Commission (the “SEC”), in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management’s current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about, among other things, our pending transaction with Global whereby Global, pursuant to the Agreement, will acquire substantially all of the assets and assume substantially all of the liabilities of the Bank, expectations of the business environment in which we operate, projections of future performance or financial items, perceived opportunities in the market, potential future credit experience, and statements regarding our mission and vision. These forward-looking statements are based on current management expectations and may, therefore, involve risks and uncertainties. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements made by, or on behalf of, us and could negatively affect our operating and stock performance. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or all of the parties to terminate the Agreement; delays in completing the transactions contemplated by the Agreement; the failure to satisfy any of the conditions to the Global transaction on a timely basis or at all; delays or other circumstances arising from the dissolution of the Bank and the Company following completion of the Agreement; diversion of management’s attention from ongoing business operations and opportunities during the pending Global transaction; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement of the Global transaction; adverse impacts to economic conditions in our local market areas, other markets where the Company has lending relationships, or other aspects of the Company’s business operations or financial markets, including, without limitation, as a result of employment levels, labor shortages and the effects of inflation, a recession or slowed economic growth; changes in the interest rate environment, including increases or decreases in the Federal Reserve benchmark rate and duration at which such interest rate levels are maintained, which could adversely affect our revenues and expenses, the value of assets and obligations, and the availability and cost of capital and liquidity; the impact of inflation and the current and future monetary policies of the Federal Reserve in response thereto; the effects of any federal government shutdown; increased competitive pressures, including repricing and competitors’ pricing initiatives, and their impact on our market position, loan and deposit products; legislative and regulatory changes; the impact of bank failures or adverse developments at other banks and related negative press about the banking industry in general on investor and depositor sentiment; disruptions, security breaches, or other adverse events, failures or interruptions in, or attacks on, our information technology systems or on the third-party vendors who perform several of our critical processing functions; effects of critical accounting policies and judgments, including the use of estimates in determining the fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; the potential imposition of new tariffs or changes to existing trade policies that could affect economic activity or specific industry sectors; the effects of climate change, severe weather events, natural disasters, pandemics, epidemics and other public health crises, acts of war or terrorism, civil unrest and other external events on our business; and other factors described in the Company’s latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other reports filed with or furnished to the SEC – that are available on our website at www.ffnwb.com and on the SEC’s website at www.sec.gov.

Any of the forward-looking statements that we make in this press release and in the other public statements are based upon management’s beliefs and assumptions at the time they are made and may turn out to be wrong because of the inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

2